UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 28, 2017

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530	38-2033632
	(Commission File Number)	(I.R.S. Employer Identification No.)

	200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
	(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                  ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 28, 2017, the Board of Directors of Taubman Centers, Inc. (the “Company”) amended the Company’s Restated By-Laws (the “By-Laws”) by adding a new Article X (the “Amendment”), which provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for, or based on, a breach of a fiduciary duty owed by any current or former director or officer or other employee or agent of the Company to the Company or to the Company’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against the Company or any current or former director or officer or other employee or agent of the Company arising under any provision of the Michigan Business Corporation Act, the Amended and Restated Articles of Incorporation of the Company or the By-Laws (as any of these may be amended from time to time), or (iv) any action asserting a claim related to, or involving, the Company or any current or former director or officer or other employee or agent of the Company governed by the internal affairs doctrine, including any action to interpret, apply, enforce, or determine the validity of any provision of the Michigan Business Corporation Act, the Amended and Restated Articles of Incorporation of the Company, or the By-Laws of (as any of these may be amended from time to time) shall, in each case, be the state courts of Michigan, if no federal jurisdiction exists, or if federal jurisdiction over such an action or proceeding exists, the sole and exclusive forum for the action or proceeding shall be the United States District Court for the Eastern District of Michigan, Southern Division.
The Amendment is filed as Exhibit 3.1 to this report and is incorporated by reference herein. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the By-Laws, as amended.
Item 8.01.    Other Events.
The Company continues to work toward fulfilling its previously announced governance commitments and has engaged the search firm Heidrick & Struggles in connection with its board refreshment process.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Description

3.1	Amendment to the Restated By-Laws of Taubman Centers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2017	TAUBMAN CENTERS, INC.

	By:	/s/ Chris B. Heaphy
Chris B. Heaphy
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment to the Restated By-Laws of Taubman Centers, Inc.